Statistical Supplement

Second Quarter 2025

Lincoln Financial

Notes ...
1-3
Credit Ratings ...	4
Consolidated
Consolidated Statements of Income (Loss) ................................................................................................................................................................................................	5

Consolidated Balance Sheets ...
6-7
Earnings, Shares and Return on Equity ...	8
Key Stakeholder Metrics ...	9
Select Earnings Drivers By Segment ...	10
Sales By Segment ...	11
Operating Revenues and General and Administrative Expenses By Segment and Other Operations......................................................................................................	12
Operating Commissions and Other Expenses .............................................................................................................................................................................................	13
Select Earnings and Operational Data from Business Segments and Other Operations
Annuities ...	14
Life Insurance ...	15
Group Protection ...	16
Retirement Plan Services ...	17
Other Operations ...	18
DAC and Account Balance Roll Forwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards ..............................................................................................................................................................................	19
Account Balance Roll Forwards:

Annuities ...
20-21
Life Insurance ...	22
Retirement Plan Services ...	23
Investment Information
Fixed-Income Asset Class ...	24
Fixed-Income Credit Quality ...	25
GAAP to Non-GAAP Reconciliations

Select GAAP to Non-GAAP Reconciliations .................................................................................................................................................................................................
26-30

Lincoln Financial
Notes

Non-GAAP Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein beginning on page 26.

In the third quarter of 2024, we revised our definition of adjusted income (loss) from operations to exclude the impact of certain additional items that are not indicative of the ongoing operations of the business and may obscure trends in the underlying performance of the Company. The six month period ended June 30, 2024, has been recast for such third quarter 2024 revisions to conform to the current period presentation.

Adjusted Income (Loss) From Operations
Adjusted income (loss) from operations is GAAP net income (loss) excluding the effects of the following items, as applicable:
• Items related to annuity product features, which include changes in market risk benefits (“MRBs”), changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits, and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products (collectively, “net annuity product features”);
• Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of variable universal life insurance (“VUL”) hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our indexed universal life insurance (“IUL”) contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
• Credit loss-related adjustments on fixed maturity available-for-sale (“AFS”) securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
• Changes in the fair value of equity securities and certain other investments, the impact of certain derivatives, and realized gains (losses) on sales, disposals and impairments of financial assets
(collectively, “investment gains (losses)”);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
• Income (loss) from the initial adoption of new accounting standards, accounting policy changes and new regulations, including changes in tax law;
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Losses from the impairment of intangible assets and gains (losses) on other non-financial assets;
• Income (loss) from discontinued operations;

• Other items, which include the following: certain legal and regulatory accruals; severance expense related to initiatives that realign the workforce; transaction, integration and other costs related to mergers and acquisitions, including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business, and certain other corporate initiatives; mark-to-market adjustment related to the LNC stock component of our deferred compensation plans (“deferred compensation mark-to-market adjustment”); gains (losses) on modification or early extinguishment of debt;
and impacts from settlement or curtailment of defined benefit obligations; and
• Income tax benefit (expense) related to the above pre-tax items, including the effect of tax adjustments such as changes to deferred tax valuation allowances.

Adjusted income (loss) from operations available to common stockholders is defined as after-tax adjusted income (loss) from operations less preferred stock dividends.

Adjusted Operating Revenues
Adjusted operating revenues represent GAAP revenues excluding the effects of the following items, as applicable:
• Changes in the fair value of the derivative instruments we hold to hedge guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders inclusive of income allocated to support the cost of hedging or future benefits, and changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity and IUL products (“revenue adjustments from annuity and life insurance product features”);
• Credit loss-related adjustments;
• Investment gains (losses);
• Changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans;
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance; and
• Gains (losses) on other non-financial assets.

Lincoln Financial
Notes

Non-GAAP Measures, Continued
Management believes that the use of the non-GAAP financial measures adjusted income (loss) from operations, adjusted income (loss) from operations available to common stockholders, adjusted income (loss) from operations per diluted share available to common stockholders and adjusted operating revenues is helpful to investors in evaluating the company’s performance.

Management believes that excluding the following items from adjusted income (loss) from operations enhances understanding of the underlying trends and long-term performance of the company’s business.
Management excludes “net annuity product features” as this adjustment primarily represents the difference between the valuation of reserves and the valuation of derivatives utilized for hedging our variable annuity and indexed annuity products, which can fluctuate significantly from period to period based on changes in equity markets and interest rates. This difference is due to the hedge focus on managing risks to statutory capital as opposed to the GAAP reserves. Management excludes “net life insurance product features” for similar reasons. In addition, management excludes “credit loss-related adjustments” and “investment gains (losses)” as the timing of changes in allowances or sales of credit-impaired investments depends largely on market credit cycles and can vary considerably from period to period and the timing of other sales of investments that would result in gains or losses is driven by market conditions, including interest rates, and other factors. Management excludes “changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans” as this adjustment represents the economics of investments in underlying funds withheld portfolios supporting reinsurance agreements that have been transferred to third-party reinsurers, which is not indicative of our ongoing results.

Finally, management excludes from adjusted income (loss) from operations certain additional items (as set forth in the definition above) that are not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in most instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Management believes excluding these items better explains the results of the company’s ongoing businesses in a manner that allows for enhanced understanding of underlying trends, company performance and business fundamentals.

Stockholders’ Equity, Excluding AOCI and Preferred Stock
Stockholders’ equity, excluding accumulated other comprehensive income (loss) (“AOCI”) and preferred stock is stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors to analyze our net worth because it eliminates market movements that can fluctuate significantly from period to period, primarily related to changes in interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Adjusted Stockholders’ Equity
Adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, changes in MRBs, GLB and GDB hedge instruments gains (losses), and the difference between amounts recognized in net income (loss) on reinsurance-related embedded derivatives and the underlying asset portfolios (“reinsurance-related embedded derivatives and portfolio gains (losses)”). Management believes this metric is useful to investors to analyze our net worth because it eliminates the effect of market movements that can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Stockholders’ equity is the most directly comparable GAAP measure.

Book Value per Share, Excluding AOCI
Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI and preferred stock, by common shares outstanding. Management believes that using book value per share, excluding AOCI enables investors to analyze the amount of our net worth that is attributable to our business operations. Book value per share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure.

Adjusted Book Value per Share
Adjusted book value per share is calculated by dividing adjusted stockholders’ equity by common shares outstanding. Management believes that using adjusted book value per share enables investors to analyze the amount of our net worth that is attributable to our business operations. Adjusted book value per share is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in equity markets and interest rates. Book value per share is the most directly comparable GAAP measure.

Adjusted Income (Loss) From Operations Available to Common Stockholders, Excluding AOCI and Preferred Stock ROE
Adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by average stockholders’ equity, excluding AOCI and preferred stock. Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that can fluctuate significantly from period to period, primarily related to changes in interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Lincoln Financial
Notes

Non-GAAP Measures, Continued

Adjusted Income (Loss) From Operations ROE
Adjusted income (loss) from operations ROE is calculated by dividing annualized adjusted income (loss) from operations available to common stockholders by adjusted average stockholders’ equity.
Management believes this metric is useful to investors because it eliminates the effect of market movements on ROE that can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Net income (loss) ROE is the most directly comparable GAAP measure.

Computations
• The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
• The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
• We exclude deferred units of LNC stock that are antidilutive from our diluted net income (loss) earnings per share calculation. In addition, for any period where a net loss or adjusted loss from operations is experienced, shares used in the diluted EPS calculation represent basic shares, as the use of diluted shares would result in a lower loss per share.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.

Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. See adjusted income (loss) from operations ROE above and adjusted income (loss) from operations available to common stockholders, excluding AOCI and preferred stock ROE on page 2 for further information on how these metrics are calculated. Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.

Leverage ratio is a measure that we use to monitor the level of our debt relative to our total capitalization. Debt used in this metric reflects total debt and preferred stock adjusted for certain items.
Total capitalization reflects debt used in the numerator of this ratio and stockholders' equity adjusted for certain items.

Sales as reported consist of the following:
• Annuities and Retirement Plan Services – deposits from new and existing customers;
• Universal life insurance (“UL”), IUL, VUL – first-year commissionable premiums plus 5% of excess premiums received;
• MoneyGuard® linked-benefit products – MoneyGuard® (UL) and MoneyGuard Market AdvantageSM (VUL), 150% of commissionable premiums;
• Executive Benefits – insurance and corporate-owned UL and VUL, first-year commissionable premiums plus 5% of excess premium received, and single premium bank-owned UL and VUL, 15% of single premium deposits;
• Term – 100% of annualized first-year premiums; and
• Group Protection – annualized first-year premiums from new policies.

Statistical Supplement is Dated
This document is dated July 31, 2025, and has not been updated since that date. Lincoln Financial does not intend to update this document.

Lincoln Financial
Credit Ratings

Ratings as of July 31, 2025
Standard
	AM Best	Fitch	Moody's	& Poor's
Senior Debt Ratings	bbb+	BBB+	Baa2	BBB+
Financial Strength Ratings
The Lincoln National Life Insurance Company	A	A+	A2	A+
First Penn-Pacific Life Insurance Company	A	A+	A2	A-
Lincoln Life & Annuity Company of New York	A	A+	A2	A+

Investor Inquiries May Be Directed To:
Tina Madon, Senior Vice President,
Investor Relations
Email: InvestorRelations@lfg.com
Phone: 800-237-2920

Lincoln Financial
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24	6/30/25	Change
Revenues
Insurance premiums	$1,625	$1,614	$1,586	$1,676	$1,682	3.5%	$3,226	$3,358	4.1%
Fee income	1,339	1,352	1,387	1,365	1,340	0.1%	2,662	2,706	1.7%
Net investment income	1,332	1,411	1,435	1,457	1,466	10.1%	2,679	2,924	9.1%
Realized gain (loss)	663	(431)	470	11	(641)	NM	230	(631)	NM
Other revenues	194	165	185	182	197	1.5%	472	378	-19.9%
Total revenues	5,153	4,111	5,063	4,691	4,044	-21.5%	9,269	8,735	-5.8%

Expenses
Benefits	2,008	1,937	1,970	2,068	1,994	-0.7%	4,011	4,062	1.3%
Interest credited	853	880	888	890	916	7.4%	1,675	1,805	7.8%
Market risk benefit (gain) loss	(136)	657	(1,291)	1,293	(940)	NM	(2,043)	353	117.3%
Policyholder liability remeasurement (gain) loss	(105)	(50)	(23)	(59)	(88)	16.2%	(117)	(146)	-24.8%
Commissions and other expenses	1,351	1,304	1,336	1,368	1,327	-1.8%	2,951	2,695	-8.7%
Interest and debt expense	86	86	83	80	(13)	NM	167	67	-59.9%
Total expenses	4,057	4,814	2,963	5,640	3,196	-21.2%	6,644	8,836	33.0%
Income (loss) before taxes	1,096	(703)	2,100	(949)	848	-22.6%	2,625	(101)	NM
Federal income tax expense (benefit)	201	(175)	414	(227)	149	-25.9%	509	(78)	NM
Net income (loss)	895	(528)	1,686	(722)	699	-21.9%	2,116	(23)	NM
Preferred stock dividends declared	(11)	(34)	(11)	(34)	(11)	0.0%	(46)	(46)	0.0%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	—	—	—	—	—	NM	3	—	-100.0%
Net income (loss) available to common
stockholders – diluted	$884	$(562)	$1,675	$(756)	$688	-22.2%	$2,073	$(69)	NM

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$5.11	$(3.29)	$9.63	$(4.41)	$3.80	-25.6%	$12.03	$(0.39)	NM

Lincoln Financial
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change
ASSETS
Investments:
Fixed maturity available-for-sale (“AFS”) securities, net of allowance for credit losses:
Corporate bonds	$67,313	$70,234	$66,450	$66,885	$67,371	0.1%
U.S. government bonds	389	398	391	538	564	45.0%
State and municipal bonds	2,564	2,567	2,371	2,350	2,254	-12.1%
Foreign government bonds	260	252	237	239	239	-8.1%
Residential mortgage-backed securities	1,795	1,882	1,863	1,941	2,063	14.9%
Commercial mortgage-backed securities	1,542	1,643	1,665	1,830	1,972	27.9%
Asset-backed securities	13,072	13,444	13,880	14,241	14,658	12.1%
Hybrid and redeemable preferred securities	239	262	254	273	265	10.9%
Total fixed maturity AFS securities, net of allowance for credit losses	87,174	90,682	87,111	88,297	89,386	2.5%
Trading securities	2,201	2,206	2,025	1,984	1,909	-13.3%
Equity securities	295	293	294	345	341	15.6%
Mortgage loans on real estate, net of allowance for credit losses	20,152	20,856	21,083	21,558	21,996	9.2%
Policy loans	2,513	2,510	2,476	2,529	2,552	1.6%
Derivative investments	8,608	9,522	9,677	7,849	8,349	-3.0%
Other investments	5,652	5,743	6,588	6,653	6,611	17.0%
Total investments	126,595	131,812	129,254	129,215	131,144	3.6%
Cash and invested cash	5,475	6,013	5,801	4,284	7,143	30.5%
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,435	12,475	12,537	12,563	12,604	1.4%
Reinsurance recoverables, net of allowance for credit losses	29,126	29,233	28,750	28,580	28,440	-2.4%
Deposit assets, net of allowance for credit losses	30,330	30,938	30,776	31,048	31,754	4.7%
Market risk benefit assets	4,754	4,565	4,860	4,157	4,577	-3.7%
Accrued investment income	1,135	1,160	1,108	1,134	1,136	0.1%
Goodwill	1,144	1,144	1,144	1,144	1,144	0.0%
Other assets	8,340	8,017	8,163	8,267	8,181	-1.9%
Separate account assets	165,199	171,483	168,438	162,506	172,942	4.7%
Total assets	$384,533	$396,840	$390,831	$382,898	$399,065	3.8%

Lincoln Financial
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Policyholder account balances	$124,113	$125,968	$126,197	$125,262	$129,209	4.1%
Future contract benefits	38,560	41,169	39,807	40,665	41,053	6.5%
Funds withheld reinsurance liabilities	17,044	17,595	16,907	16,838	16,700	-2.0%
Market risk benefit liabilities	1,275	1,272	1,046	1,306	1,205	-5.5%
Deferred front-end loads	6,306	6,517	6,730	6,910	7,119	12.9%
Payables for collateral on investments	11,114	10,570	10,020	8,282	8,466	-23.8%
Short-term debt	450	300	300	—	—	-100.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (1) on page 9 for details)	867	867	868	868	868	0.1%
Financial	4,849	5,030	4,988	5,000	4,899	1.0%
Other liabilities	6,807	7,056	7,261	7,068	7,056	3.7%
Separate account liabilities	165,199	171,483	168,438	162,506	172,942	4.7%
Total liabilities	376,584	387,827	382,562	374,705	389,517	3.4%

Stockholders’ Equity
Preferred stock	986	986	986	986	986	0.0%
Common stock	4,641	4,660	4,674	4,703	5,545	19.5%
Retained earnings	6,691	6,049	7,645	6,810	7,409	10.7%
Accumulated other comprehensive income (loss):
Unrealized investment gain (loss)	(5,253)	(3,565)	(5,601)	(5,078)	(4,750)	9.6%
Market risk benefit non-performance risk gain (loss)	409	781	146	464	114	-72.1%
Policyholder liability discount rate remeasurement gain (loss)	795	422	744	633	569	-28.4%
Foreign currency translation adjustment	(27)	(18)	(29)	(24)	(14)	48.1%
Funded status of employee benefit plans	(293)	(302)	(296)	(301)	(311)	-6.1%
Total accumulated other comprehensive income (loss)	(4,369)	(2,682)	(5,036)	(4,306)	(4,392)	-0.5%
Total stockholders’ equity	7,949	9,013	8,269	8,193	9,548	20.1%
Total liabilities and stockholders’ equity	$384,533	$396,840	$390,831	$382,898	$399,065	3.8%

Lincoln Financial
Earnings, Shares and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Six Months Ended

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24	6/30/25	Change
Income (Loss)
Net income (loss)	$895	$(528)	$1,686	$(722)	$699	-21.9%	$2,116	$(23)	NM
Pre-tax adjusted income (loss) from operations (1)	389	461	400	362	517	32.9%	680	879	29.3%
After-tax adjusted income (loss) from operations (1)(2)	335	392	343	314	438	30.7%	580	752	29.7%
Adjusted operating tax rate (1)	13.7%	15.0%	14.1%	13.3%	15.4%		14.7%	14.4%
Adjusted income (loss) from operations available to
common stockholders (1)	324	358	332	280	427	31.8%	534	706	32.2%

ROE
Net income (loss) ROE	46.2%	-24.9%	78.1%	-35.1%	31.5%		56.6%	-0.5%
Adjusted income (loss) from operations available to common
stockholders, excluding AOCI and preferred stock ROE (1)	11.9%	13.0%	11.5%	9.4%	14.0%		10.2%	11.7%
Adjusted income (loss) from operations ROE (1)	11.4%	12.1%	10.9%	9.0%	12.9%		9.5%	11.0%

Per Common Share
Net income (loss) (diluted)	$5.11	$(3.29)	$9.63	$(4.41)	$3.80	-25.6%	$12.03	$(0.39)	NM
Adjusted income (loss) from operations (diluted) (1)(3)	1.87	2.06	1.91	1.60	2.36	26.2%	3.10	3.97	28.1%
Dividends declared during the period	0.45	0.45	0.45	0.45	0.45	0.0%	0.90	0.90	0.0%

Book Value Per Common Share
Book value per share	$40.78	$46.97	$42.60	$41.96	$44.91	10.1%	$40.78	$44.91	10.1%
Book value per share, excluding AOCI (4)	66.37	62.67	72.06	67.04	67.95	2.4%	66.37	67.95	2.4%
Adjusted book value per share (4)	68.51	70.04	72.34	73.19	72.77	6.2%	68.51	72.77	6.2%

Common Shares
End-of-period – basic	170.7	170.9	171.0	171.7	190.6	11.7%	170.7	190.6	11.7%
Average for the period – basic	170.6	170.8	170.9	171.3	177.2	3.9%	170.3	174.3	2.3%
End-of-period – diluted (1)	173.4	173.6	174.1	175.3	194.0	11.9%	173.4	194.0	11.9%
Average for the period – diluted (1)	172.9	173.6	174.0	174.7	180.6	4.5%	172.4	177.7	3.1%

(1) The six month period ended June 30, 2024, has been recast to conform to the current period presentation. See page 1 for further information.
(2) See reconciliation to net income (loss) on page 26.
(3) See reconciliation to earnings (loss) per common share – diluted on page 28.
(4) See reconciliation to stockholders’ equity and book value per common share on page 30.

Lincoln Financial
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						For the Six Months Ended

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24	6/30/25	Change
Cash Returned to Common Stockholders – Common Dividends	$77	$77	$77	$77	$77	0.0%	$153	$154	0.7%

Cash Returned to Preferred Stockholders – Preferred Dividends	$11	$34	$11	$34	$11	0.0%	$46	$46	0.0%

Leverage Ratio
Short-term debt	$450	$300	$300	$—	$—	-100.0%
Long-term debt	5,716	5,897	5,856	5,868	5,767	0.9%
Total debt	6,166	6,197	6,156	5,868	5,767	-6.5%
Preferred stock	986	986	986	986	986	0.0%
Total debt and preferred stock	7,152	7,183	7,142	6,854	6,753	-5.6%
Less:
Operating debt (1)	867	867	868	868	868	0.1%
Pre-funding of upcoming debt maturities	300	300	300	—	—	-100.0%
25% of capital securities and subordinated notes	302	302	302	302	247	-18.2%
50% of preferred stock	493	493	493	493	493	0.0%
Carrying value of fair value hedges and other items	123	153	111	122	119	-3.3%
Total numerator	$5,067	$5,068	$5,068	$5,069	$5,026	-0.8%
Adjusted stockholders’ equity (2)	$11,698	$11,967	$12,367	$12,569	$13,873	18.6%
Add:
25% of capital securities and subordinated notes	302	302	302	302	247	-18.2%
50% of preferred stock	493	493	493	493	493	0.0%
Total numerator	5,067	5,068	5,068	5,069	5,026	-0.8%
Total denominator	$17,560	$17,830	$18,230	$18,433	$19,639	11.8%

Leverage ratio	28.9%	28.4%	27.8%	27.5%	25.6%

Holding Company Available Liquidity (3)	$763	$759	$763	$466	$466	-38.9%

(1) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies.
(2) See reconciliation to stockholders’ equity on page 30.
(3) Includes pre-funding of upcoming debt maturities.

Lincoln Financial
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24	6/30/25	Change
Annuities
Operating revenues	$1,209	$1,195	$1,223	$1,198	$1,214	0.4%	$2,477	$2,412	-2.6%
Deposits	3,823	3,383	3,692	3,799	4,024	5.3%	6,672	7,823	17.3%
Net flows	(954)	(1,637)	(1,891)	(1,676)	(1,162)	-21.8%	(2,946)	(2,838)	3.7%
Average account balances, net of reinsurance	158,370	161,680	165,424	163,688	159,806	0.9%	156,531	161,877	3.4%
Alternative investment income (1)	1	4	4	2	3	200.0%	4	6	50.0%

Life Insurance
Operating revenues	$1,511	$1,589	$1,608	$1,587	$1,602	6.0%	$3,052	$3,188	4.5%
Deposits	1,230	1,262	1,402	1,218	1,281	4.1%	2,438	2,500	2.5%
Net flows	751	738	930	569	633	-15.7%	1,492	1,202	-19.4%
Average account balances, net of reinsurance	43,230	44,055	44,746	44,390	45,651	5.6%	42,755	45,020	5.3%
Average in-force face amount	1,085,383	1,083,176	1,080,074	1,074,858	1,069,688	-1.4%	1,086,394	1,072,273	-1.3%
Alternative investment income (1)	32	92	96	70	94	193.8%	106	163	53.8%

Group Protection
Operating revenues	$1,441	$1,432	$1,418	$1,521	$1,538	6.7%	$2,867	$3,059	6.7%
Insurance premiums	1,298	1,288	1,274	1,371	1,386	6.8%	2,583	2,757	6.7%
Alternative investment income (1)	1	1	2	1	2	100.0%	2	3	50.0%

Retirement Plan Services
Operating revenues	$327	$335	$337	$327	$331	1.2%	$649	$658	1.4%
Deposits	3,282	4,180	3,473	4,115	3,594	9.5%	7,085	7,709	8.8%
Net flows	(197)	651	(732)	(2,184)	(585)	NM	194	(2,768)	NM
Average account balances	106,374	110,550	113,711	113,075	111,734	5.0%	104,518	112,772	7.9%
Alternative investment income (1)	1	2	2	2	2	100.0%	2	4	100.0%

Consolidated
Adjusted operating revenues (2)	$4,527	$4,603	$4,628	$4,685	$4,726	4.4%	$9,111	$9,411	3.3%
Deposits	8,335	8,825	8,567	9,132	8,899	6.8%	16,195	18,032	11.3%
Net flows	(400)	(248)	(1,693)	(3,291)	(1,114)	NM	(1,260)	(4,404)	NM
Average account balances, net of reinsurance	307,974	316,285	323,881	321,153	317,191	3.0%	303,804	319,669	5.2%
Alternative investment income (1)	36	100	105	75	101	180.6%	114	176	54.4%

(1) Excludes alternative investment income on investments supporting our modified coinsurance and coinsurance with funds withheld agreements as we have a limited economic interest in the investments.
(2) See reconciliation to total revenues on page 27.

Lincoln Financial
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24	6/30/25	Change
Sales
Annuities:
RILA	$1,096	$1,203	$1,285	$1,292	$1,447	32.0%	$2,038	$2,739	34.4%
Fixed	1,667	1,009	560	863	1,221	-26.8%	2,637	2,083	-21.0%
Traditional variable with GLBs	634	691	1,243	1,099	935	47.5%	1,179	2,033	72.4%
Traditional variable without GLBs	420	472	601	535	416	-1.0%	809	952	17.7%
Total Annuities	$3,817	$3,375	$3,689	$3,789	$4,019	5.3%	$6,663	$7,807	17.2%

Life Insurance:
IUL/UL	$25	$32	$26	$24	$28	12.0%	$43	$52	20.9%
MoneyGuard®	34	35	35	28	29	-14.7%	58	58	0.0%
VUL	19	22	21	15	15	-21.1%	43	30	-30.2%
Term	18	15	13	13	15	-16.7%	37	28	-24.3%
Executive Benefits	9	18	24	17	34	277.8%	16	50	212.5%
Total Life Insurance	$105	$122	$119	$97	$121	15.2%	$197	$218	10.7%

Group Protection:
Life	$81	$42	$184	$101	$104	28.4%	$167	$205	22.8%
Disability	74	36	253	48	70	-5.4%	125	118	-5.6%
Dental	6	6	30	8	13	116.7%	14	21	50.0%
Total Group Protection	$161	$84	$467	$157	$187	16.1%	$306	$344	12.4%

Percent employee-paid	50.0%	52.8%	34.3%	72.3%	58.7%		59.6%	64.9%

Retirement Plan Services:
First-year sales	$821	$1,652	$1,273	$1,104	$1,222	48.8%	$1,949	$2,326	19.3%
Recurring deposits	2,461	2,528	2,200	3,011	2,372	-3.6%	5,136	5,383	4.8%
Total Retirement Plan Services	$3,282	$4,180	$3,473	$4,115	$3,594	9.5%	$7,085	$7,709	8.8%

Lincoln Financial
Operating Revenues and General and Administrative Expenses By Segment and Other Operations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24	6/30/25	Change
Operating Revenues
Annuities	$1,209	$1,195	$1,223	$1,198	$1,214	0.4%	$2,477	$2,412	-2.6%
Life Insurance	1,511	1,589	1,608	1,587	1,602	6.0%	3,052	3,188	4.5%
Group Protection	1,441	1,432	1,418	1,521	1,538	6.7%	2,867	3,059	6.7%
Retirement Plan Services	327	335	337	327	331	1.2%	649	658	1.4%
Other Operations	39	52	42	52	41	5.1%	66	94	42.4%
Total adjusted operating revenues	$4,527	$4,603	$4,628	$4,685	$4,726	4.4%	$9,111	$9,411	3.3%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$112	$103	$112	$108	$110	-1.8%	$246	$218	-11.4%
Life Insurance	125	126	129	119	122	-2.4%	256	241	-5.9%
Group Protection	193	195	195	202	206	6.7%	380	408	7.4%
Retirement Plan Services	80	81	82	81	80	0.0%	161	161	0.0%
Other Operations (1)	64	67	70	65	55	-14.1%	120	120	0.0%
Total (1)	$574	$572	$588	$575	$573	-0.2%	$1,163	$1,148	-1.3%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	9.3%	8.6%	9.2%	9.0%	9.1%		9.9%	9.0%
Life Insurance	8.3%	7.9%	8.0%	7.5%	7.6%		8.4%	7.6%
Group Protection	13.4%	13.6%	13.8%	13.3%	13.4%		13.3%	13.3%
Retirement Plan Services	24.4%	24.3%	24.3%	24.9%	24.1%		24.8%	24.5%
Total (1)	12.7%	12.4%	12.7%	12.3%	12.1%		12.8%	12.2%

(1) The six month period ended June 30, 2024, has been recast to conform to the current period presentation. See page 1 for further information.

Lincoln Financial
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24	6/30/25	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses (1)	$638	$632	$650	$629	$627	-1.7%	$1,278	$1,256	-1.7%
Commissions	561	546	575	558	570	1.6%	1,200	1,127	-6.1%
Taxes, licenses and fees (1)	76	80	75	98	80	5.3%	168	178	6.0%
Interest and debt expense	86	86	83	80	81	-5.8%	167	161	-3.6%
Expenses associated with reserve financing
and letters of credit	28	32	36	32	33	17.9%	58	65	12.1%
Total adjusted operating commissions and
other expenses incurred (1)	1,389	1,376	1,419	1,397	1,391	0.1%	2,871	2,787	-2.9%

Less Amounts Capitalized
General and administrative expenses	(64)	(60)	(62)	(54)	(54)	15.6%	(115)	(108)	6.1%
Commissions	(224)	(236)	(263)	(238)	(252)	-12.5%	(428)	(490)	-14.5%
Taxes, licenses and fees	(7)	(8)	(7)	(9)	(7)	0.0%	(16)	(16)	0.0%
Total amounts capitalized	(295)	(304)	(332)	(301)	(313)	-6.1%	(559)	(614)	-9.8%
Total expenses incurred, net of amounts
capitalized, excluding amortization (1)	1,094	1,072	1,087	1,096	1,078	-1.5%	2,312	2,173	-6.0%

Amortization
Amortization of DAC, VOBA and other intangibles (2)	274	299	302	309	307	12.0%	544	617	13.4%
Total operating commissions and
other expenses (1)(2)	$1,368	$1,371	$1,389	$1,405	$1,385	1.2%	$2,856	$2,790	-2.3%

(1) The six month period ended June 30, 2024, has been recast to conform to the current period presentation. See page 1 for further information.
(2) Effective in the third quarter of 2024, we collapsed the amortization of deferred gain (loss) on business sold through reinsurance line item, reclassifying the deferred gain amortization to other revenues and presenting the amortization of deferred loss within operating expenses. For prior periods, the amortization of deferred gain (loss)
on business sold through reinsurance is presented on a net basis within other revenues.

Lincoln Financial
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Six Months Ended

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24	6/30/25	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$34	$38	$29	$21	$28	-17.6%	$60	$50	-16.7%
Fee income (1)	587	601	612	591	575	-2.0%	1,167	1,166	-0.1%
Net investment income	435	442	462	466	487	12.0%	855	953	11.5%
Other revenues	153	114	120	120	124	-19.0%	395	243	-38.5%
Total operating revenues	1,209	1,195	1,223	1,198	1,214	0.4%	2,477	2,412	-2.6%
Operating expenses:
Benefits	38	38	40	29	37	-2.6%	64	66	3.1%
Interest credited	377	399	407	419	439	16.4%	729	858	17.7%
Policyholder liability remeasurement (gain) loss	2	—	—	(1)	(5)	NM	3	(6)	NM
Commissions incurred	269	285	307	298	292	8.6%	523	590	12.8%
Other expenses incurred	180	136	157	145	142	-21.1%	489	286	-41.5%
Amounts capitalized	(115)	(129)	(155)	(147)	(144)	-25.2%	(213)	(291)	-36.6%
Amortization	107	107	108	115	115	7.5%	213	231	8.5%
Total operating expenses	858	836	864	858	876	2.1%	1,808	1,734	-4.1%
Income (loss) from operations before taxes	351	359	359	340	338	-3.7%	669	678	1.3%
Federal income tax expense (benefit)	54	58	56	50	51	-5.6%	113	101	-10.6%
Income (loss) from operations	$297	$301	$303	$290	$287	-3.4%	$556	$577	3.8%

Effective Federal Income Tax Rate	15.4%	16.3%	15.7%	14.7%	15.2%		16.8%	15.0%

Return on Average Account Balances, Net of
Reinsurance (bps)	75	74	73	71	72	(3)	71	71	—

Account Balances, Net of Reinsurance –
End-of-Period
RILA account balances	$31,633	$33,245	$34,310	$33,527	$36,256	14.6%	$31,633	$36,256	14.6%
Fixed account balances	10,251	10,349	10,352	10,415	10,727	4.6%	10,251	10,727	4.6%
Traditional variable account balances with GLBs	70,664	72,664	70,756	67,101	71,527	1.2%	70,664	71,527	1.2%
Traditional variable account balances without GLBs	47,321	48,899	48,193	47,371	49,283	4.1%	47,321	49,283	4.1%
Total account balances	$159,869	$165,157	$163,611	$158,414	$167,793	5.0%	$159,869	$167,793	5.0%
Percent traditional variable account balances with GLBs	44.2%	44.0%	43.2%	42.4%	42.6%		44.2%	42.6%

Fee Income, Gross of Hedge Allowance	$787	$802	$811	$790	$775	-1.5%	$1,567	$1,565	-0.1%
Net Investment Income, Net of Reinsurance (2)	403	412	438	443	465	15.4%	793	908	14.5%
Interest Credited, Net of Reinsurance (2)	254	270	282	290	300	18.1%	498	590	18.5%

(1) Fee income is reported net of the hedge allowance, which represents fees allocated to net annuity product features to support the cost of hedging.
(2) Net investment income and interest credited are both reported gross of reinsurance. Reinsurance impacts are settled through other revenues.

Lincoln Financial
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Six Months Ended

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24	6/30/25	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$293	$286	$283	$283	$267	-8.9%	$580	$550	-5.2%
Fee income	677	672	694	698	688	1.6%	1,349	1,386	2.7%
Net investment income	533	597	593	571	602	12.9%	1,114	1,172	5.2%
Operating realized gain (loss)	(2)	(2)	(2)	(2)	(1)	50.0%	(3)	(3)	0.0%
Other revenues (1)	10	36	40	37	46	NM	12	83	NM
Total operating revenues	1,511	1,589	1,608	1,587	1,602	6.0%	3,052	3,188	4.5%
Operating expenses:
Benefits	948	895	961	994	926	-2.3%	1,876	1,920	2.3%
Interest credited	299	302	300	287	289	-3.3%	592	576	-2.7%
Policyholder liability remeasurement (gain) loss	16	42	45	8	30	87.5%	75	38	-49.3%
Commissions incurred	113	120	115	99	111	-1.8%	226	210	-7.1%
Other expenses incurred	193	198	198	194	191	-1.0%	398	384	-3.5%
Amounts capitalized	(133)	(140)	(137)	(115)	(128)	3.8%	(266)	(243)	8.6%
Amortization of DAC and VOBA	126	127	128	128	125	-0.8%	252	254	0.8%
Amortization of deferred loss on business
sold through reinsurance (1)	—	24	24	24	24	NM	—	47	NM
Total operating expenses	1,562	1,568	1,634	1,619	1,568	0.4%	3,153	3,186	1.0%
Income (loss) from operations before taxes	(51)	21	(26)	(32)	34	166.7%	(101)	2	102.0%
Federal income tax expense (benefit)	(16)	(1)	(11)	(16)	2	112.5%	(31)	(14)	54.8%
Income (loss) from operations	$(35)	$22	$(15)	$(16)	$32	191.4%	$(70)	$16	122.9%

Effective Federal Income Tax Rate	31.2%	NM	41.2%	47.9%	5.2%		30.4%	NM

Average Account Balances, Net of Reinsurance	$43,230	$44,055	$44,746	$44,390	$45,651	5.6%	$42,755	$45,020	5.3%

In-Force Face Amount
UL and other	$365,030	$364,766	$363,950	$361,480	$360,617	-1.2%	$365,030	$360,617	-1.2%
Term insurance	719,485	717,071	714,362	709,924	707,355	-1.7%	719,485	707,355	-1.7%
Total in-force face amount	$1,084,515	$1,081,837	$1,078,312	$1,071,404	$1,067,972	-1.5%	$1,084,515	$1,067,972	-1.5%

(1) Effective in the third quarter of 2024, we collapsed the amortization of deferred gain (loss) on business sold through reinsurance line item, reclassifying the deferred gain amortization to other revenues and presenting the amortization of deferred loss within operating expenses. For prior periods, the amortization of deferred gain (loss)
on business sold through reinsurance is presented on a net basis within other revenues.

Lincoln Financial
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Six Months Ended

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24	6/30/25	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$1,298	$1,288	$1,274	$1,371	$1,386	6.8%	$2,583	$2,757	6.7%
Net investment income	88	87	87	89	94	6.8%	173	183	5.8%
Other revenues	55	57	57	61	58	5.5%	111	119	7.2%
Total operating revenues	1,441	1,432	1,418	1,521	1,538	6.7%	2,867	3,059	6.7%
Operating expenses:
Benefits	1,032	1,007	970	1,064	1,017	-1.5%	2,062	2,082	1.0%
Interest credited	1	1	3	—	1	0.0%	2	—	-100.0%
Policyholder liability remeasurement (gain) loss	(124)	(88)	(68)	(70)	(104)	16.1%	(191)	(174)	8.9%
Commissions incurred	113	114	125	133	139	23.0%	222	272	22.5%
Other expenses incurred	260	255	249	261	263	1.2%	507	523	3.2%
Amounts capitalized	(42)	(30)	(34)	(32)	(35)	16.7%	(71)	(67)	5.6%
Amortization	36	36	37	37	38	5.6%	70	76	8.6%
Total operating expenses	1,276	1,295	1,282	1,393	1,319	3.4%	2,601	2,712	4.3%
Income (loss) from operations before taxes	165	137	136	128	219	32.7%	266	347	30.5%
Federal income tax expense (benefit)	35	28	29	27	46	31.4%	56	73	30.4%
Income (loss) from operations	$130	$109	$107	$101	$173	33.1%	$210	$274	30.5%

Effective Federal Income Tax Rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%	21.0%

Operating Margin (1)	10.0%	8.4%	8.4%	7.4%	12.5%		8.1%	9.9%

Loss Ratios by Product Line
Life	75.6%	68.1%	64.7%	75.2%	67.2%		75.8%	71.2%
Disability	65.9%	73.2%	75.0%	70.1%	64.2%		70.0%	67.1%
Dental	78.9%	79.0%	73.3%	79.0%	80.4%		77.7%	79.7%
Total	70.1%	71.4%	71.0%	72.4%	65.9%		72.5%	69.2%

(1) Operating margin is calculated by dividing income (loss) from operations by insurance premiums.

Lincoln Financial
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

							As of or For the
	As of or For the Three Months Ended						Six Months Ended

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24	6/30/25	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$72	$74	$76	$72	$72	0.0%	$142	$144	1.4%
Net investment income	247	253	253	251	252	2.0%	491	503	2.4%
Other revenues	8	8	8	4	7	-12.5%	16	11	-31.3%
Total operating revenues	327	335	337	327	331	1.2%	649	658	1.4%
Operating expenses:
Interest credited	168	170	172	170	174	3.6%	335	344	2.7%
Commissions incurred	26	28	27	27	28	7.7%	49	55	12.2%
Other expenses incurred	87	88	90	91	87	0.0%	178	179	0.6%
Amounts capitalized	(5)	(5)	(6)	(4)	(5)	0.0%	(10)	(9)	10.0%
Amortization	5	5	5	5	5	0.0%	9	9	0.0%
Total operating expenses	281	286	288	289	289	2.8%	561	578	3.0%
Income (loss) from operations before taxes	46	49	49	38	42	-8.7%	88	80	-9.1%
Federal income tax expense (benefit)	6	5	6	4	5	-16.7%	12	9	-25.0%
Income (loss) from operations	$40	$44	$43	$34	$37	-7.5%	$76	$71	-6.6%

Effective Federal Income Tax Rate	13.2%	10.0%	13.5%	11.8%	12.3%		13.1%	12.1%

Return on Average Account Balances (bps)	15	16	15	12	13	(2)	15	13	(2)

Net Flows by Market
Small Market	$43	$11	$(34)	$(79)	$28	-34.9%	$11	$(51)	NM
Mid - Large Market	206	1,069	(178)	(1,732)	(200)	NM	1,053	(1,933)	NM
Multi-Fund® and Other	(446)	(429)	(520)	(373)	(413)	7.4%	(870)	(784)	9.9%

Net Flows – Trailing Twelve Months	$(410)	$513	$112	$(2,462)	$(2,850)	NM	$(410)	$(2,850)	NM

Base Spreads, Excluding Variable
Investment Income (1)	1.03%	1.05%	1.01%	1.03%	0.99%	(4)	1.02%	1.01%	(1)

(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums.

Lincoln Financial
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						For the Six Months Ended

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24 (1)	6/30/25	Change
Other Operations
Operating revenues:
Insurance premiums	$1	$1	$—	$—	$—	-100.0%	$3	$1	-66.7%
Net investment income	27	34	33	41	25	-7.4%	43	67	55.8%
Other revenues	11	17	9	11	16	45.5%	20	26	30.0%
Total operating revenues	39	52	42	52	41	5.1%	66	94	42.4%
Operating expenses:
Benefits	4	(3)	2	5	6	50.0%	11	10	-9.1%
Interest credited	8	8	7	13	13	62.5%	17	27	58.8%
Policyholder liability remeasurement (gain) loss	1	—	—	—	1	0.0%	—	1	NM
Other expenses incurred	62	66	68	66	56	-9.7%	113	123	8.8%
Interest and debt expense	86	86	83	80	81	-5.8%	167	161	-3.6%
Total operating expenses	161	157	160	164	157	-2.5%	308	322	4.5%
Income (loss) from operations before taxes	(122)	(105)	(118)	(112)	(116)	4.9%	(242)	(228)	5.8%
Federal income tax expense (benefit)	(25)	(21)	(23)	(17)	(25)	0.0%	(50)	(42)	16.0%
Income (loss) from operations	$(97)	$(84)	$(95)	$(95)	$(91)	6.2%	$(192)	$(186)	3.1%

(1) The six month period ended June 30, 2024, has been recast to conform to the current period presentation. See page 1 for further information.

Lincoln Financial
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24	6/30/25	Change
DAC, VOBA and DSI
Balance as of beginning-of-period	$12,405	$12,435	$12,475	$12,537	$12,563	1.3%	$12,397	$12,537	1.1%
Deferrals	299	309	334	304	318	6.4%	572	623	8.9%
Operating amortization	(269)	(269)	(272)	(278)	(277)	-3.0%	(534)	(556)	-4.1%
Balance as of end-of-period	$12,435	$12,475	$12,537	$12,563	$12,604	1.4%	$12,435	$12,604	1.4%

DFEL
Balance as of beginning-of-period	$6,099	$6,306	$6,517	$6,730	$6,910	13.3%	$5,901	$6,730	14.0%
Deferrals	284	289	295	284	300	5.6%	556	584	5.0%
Operating amortization	(77)	(78)	(82)	(104)	(91)	-18.2%	(151)	(195)	-29.1%
Balance as of end-of-period	$6,306	$6,517	$6,730	$6,910	$7,119	12.9%	$6,306	$7,119	12.9%

DAC, VOBA, DSI and DFEL
Balance as of End-of-Period, After-Tax	$4,842	$4,707	$4,588	$4,466	$4,333	-10.5%	$4,842	$4,333	-10.5%

Lincoln Financial
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24	6/30/25	Change
Traditional Variable Annuities
Balance as of beginning-of-period	$119,485	$117,990	$121,568	$118,954	$114,477	-4.2%	$114,963	$118,954	3.5%
Gross deposits	1,054	1,163	1,844	1,634	1,351	28.2%	1,988	2,985	50.2%
Full surrenders and deaths	(2,303)	(2,382)	(2,185)	(2,165)	(1,952)	15.2%	(4,446)	(4,117)	7.4%
Other contract benefits	(1,130)	(1,172)	(1,503)	(1,513)	(1,499)	-32.7%	(2,261)	(3,012)	-33.2%
Net flows	(2,379)	(2,391)	(1,844)	(2,044)	(2,100)	11.7%	(4,719)	(4,144)	12.2%
Policyholder assessments	(650)	(666)	(666)	(652)	(639)	1.7%	(1,294)	(1,292)	0.2%
Change in market value and reinvestment	1,534	6,635	(104)	(1,781)	9,077	NM	9,040	7,297	-19.3%
Balance as of end-of-period, gross	117,990	121,568	118,954	114,477	120,815	2.4%	117,990	120,815	2.4%
Account balances reinsured	(5)	(5)	(5)	(5)	(5)	0.0%	(5)	(5)	0.0%
Balance as of end-of-period, net	$117,985	$121,563	$118,949	$114,472	$120,810	2.4%	$117,985	$120,810	2.4%

RILA
Balance as of beginning-of-period	$30,100	$31,633	$33,245	$34,310	$33,527	11.4%	$27,533	$34,310	24.6%
Gross deposits	1,096	1,203	1,285	1,292	1,447	32.0%	2,038	2,739	34.4%
Full surrenders and deaths	(138)	(326)	(671)	(721)	(811)	NM	(253)	(1,532)	NM
Other contract benefits	(14)	(18)	(120)	(129)	(127)	NM	(56)	(256)	NM
Net flows	944	859	494	442	509	-46.1%	1,729	951	-45.0%
Policyholder assessments	(3)	(3)	(4)	(5)	(4)	-33.3%	(6)	(8)	-33.3%
Change in market value and reinvestment	288	325	375	346	341	18.4%	535	686	28.2%
Change in fair value of embedded derivative instruments and other	304	431	200	(1,566)	1,883	NM	1,842	317	-82.8%
Balance as of end-of-period, gross	$31,633	$33,245	$34,310	$33,527	$36,256	14.6%	$31,633	$36,256	14.6%

Lincoln Financial
Annuities – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24	6/30/25	Change
Fixed Annuities
Balance as of beginning-of-period	$25,162	$25,837	$26,359	$25,963	$26,039	3.5%	$25,355	$25,963	2.4%
Gross deposits	1,673	1,017	563	873	1,226	-26.7%	2,646	2,099	-20.7%
Full surrenders and deaths	(1,020)	(949)	(873)	(743)	(619)	39.3%	(2,234)	(1,363)	39.0%
Other contract benefits	(172)	(173)	(231)	(204)	(178)	-3.5%	(368)	(381)	-3.5%
Net flows	481	(105)	(541)	(74)	429	-10.8%	44	355	NM
Policyholder assessments	(14)	(14)	(16)	(15)	(15)	-7.1%	(31)	(30)	3.2%
Reinvested interest credited	199	211	209	210	228	14.6%	382	438	14.7%
Change in fair value of embedded derivative instruments
and other	9	430	(48)	(45)	151	NM	87	106	21.8%
Balance as of end-of-period, gross	25,837	26,359	25,963	26,039	26,832	3.9%	25,837	26,832	3.9%
Account balances reinsured	(15,586)	(16,010)	(15,611)	(15,624)	(16,105)	-3.3%	(15,586)	(16,105)	-3.3%
Balance as of end-of-period, net	$10,251	$10,349	$10,352	$10,415	$10,727	4.6%	$10,251	$10,727	4.6%

Total
Balance as of beginning-of-period	$174,747	$175,460	$181,172	$179,227	$174,043	-0.4%	$167,851	$179,227	6.8%
Gross deposits	3,823	3,383	3,692	3,799	4,024	5.3%	6,672	7,823	17.3%
Full surrenders and deaths	(3,461)	(3,657)	(3,729)	(3,629)	(3,382)	2.3%	(6,933)	(7,012)	-1.1%
Other contract benefits	(1,316)	(1,363)	(1,854)	(1,846)	(1,804)	-37.1%	(2,685)	(3,649)	-35.9%
Net flows	(954)	(1,637)	(1,891)	(1,676)	(1,162)	-21.8%	(2,946)	(2,838)	3.7%
Policyholder assessments	(667)	(683)	(686)	(672)	(658)	1.3%	(1,331)	(1,330)	0.1%
Change in market value, reinvestment and interest credited	2,021	7,171	480	(1,225)	9,646	NM	9,957	8,421	-15.4%
Change in fair value of embedded derivative instruments
and other	313	861	152	(1,611)	2,034	NM	1,929	423	-78.1%
Balance as of end-of-period, gross	175,460	181,172	179,227	174,043	183,903	4.8%	175,460	183,903	4.8%
Account balances reinsured	(15,591)	(16,015)	(15,616)	(15,629)	(16,110)	-3.3%	(15,591)	(16,110)	-3.3%
Balance as of end-of-period, net	$159,869	$165,157	$163,611	$158,414	$167,793	5.0%	$159,869	$167,793	5.0%

Lincoln Financial
Life Insurance – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24	6/30/25	Change
General Account
Balance as of beginning-of-period	$37,006	$36,848	$36,692	$36,599	$36,220	-2.1%	$37,180	$36,599	-1.6%
Gross deposits	893	899	977	865	847	-5.2%	1,743	1,713	-1.7%
Withdrawals and deaths	(389)	(369)	(342)	(445)	(372)	4.4%	(753)	(818)	-8.6%
Net flows	504	530	635	420	475	-5.8%	990	895	-9.6%
Transfers between general and separate accounts	74	30	53	14	49	-33.8%	113	63	-44.2%
Policyholder assessments	(1,130)	(1,129)	(1,137)	(1,104)	(1,102)	2.5%	(2,254)	(2,205)	2.2%
Reinvested interest credited	368	375	365	356	360	-2.2%	733	715	-2.5%
Change in fair value of embedded derivative instruments
and other	26	38	(9)	(65)	114	NM	86	49	-43.0%
Balance as of end-of-period, gross	36,848	36,692	36,599	36,220	36,116	-2.0%	36,848	36,116	-2.0%
Account balances reinsured	(15,467)	(15,301)	(15,147)	(14,965)	(14,816)	4.2%	(15,467)	(14,816)	4.2%
Balance as of end-of-period, net	$21,381	$21,391	$21,452	$21,255	$21,300	-0.4%	$21,381	$21,300	-0.4%

Separate Account
Balance as of beginning-of-period	$27,007	$27,381	$28,921	$28,841	$28,106	4.1%	25,150	$28,841	14.7%
Gross deposits	337	363	425	353	434	28.8%	695	787	13.2%
Withdrawals and deaths	(90)	(155)	(130)	(204)	(276)	NM	(193)	(480)	NM
Net flows	247	208	295	149	158	-36.0%	502	307	-38.8%
Transfers between general and separate accounts	(76)	(30)	(53)	(14)	(48)	36.8%	(113)	(63)	44.2%
Policyholder assessments	(247)	(248)	(253)	(246)	(248)	-0.4%	(493)	(494)	-0.2%
Change in market value and reinvestment	450	1,610	(69)	(624)	2,648	NM	2,335	2,025	-13.3%
Balance as of end-of-period, gross	27,381	28,921	28,841	28,106	30,616	11.8%	27,381	30,616	11.8%
Account balances reinsured	(5,371)	(5,593)	(5,521)	(5,354)	(4,621)	14.0%	(5,371)	(4,621)	14.0%
Balance as of end-of-period, net	$22,010	$23,328	$23,320	$22,752	$25,995	18.1%	$22,010	$25,995	18.1%

Total
Balance as of beginning-of-period	$64,013	$64,229	$65,613	$65,440	$64,326	0.5%	$62,330	$65,440	5.0%
Gross deposits	1,230	1,262	1,402	1,218	1,281	4.1%	2,438	2,500	2.5%
Withdrawals and deaths	(479)	(524)	(472)	(649)	(648)	-35.3%	(946)	(1,298)	-37.2%
Net flows	751	738	930	569	633	-15.7%	1,492	1,202	-19.4%
Transfers between general and separate accounts	(2)	—	—	—	1	150.0%	—	—	NM
Policyholder assessments	(1,377)	(1,377)	(1,390)	(1,350)	(1,350)	2.0%	(2,747)	(2,699)	1.7%
Change in market value and reinvestment	818	1,985	296	(268)	3,008	267.7%	3,068	2,740	-10.7%
Change in fair value of embedded derivative instruments
and other	26	38	(9)	(65)	114	NM	86	49	-43.0%
Balance as of end-of-period, gross	64,229	65,613	65,440	64,326	66,732	3.9%	64,229	66,732	3.9%
Account balances reinsured	(20,838)	(20,894)	(20,668)	(20,319)	(19,437)	6.7%	(20,838)	(19,437)	6.7%
Balance as of end-of-period, net	$43,391	$44,719	$44,772	$44,007	$47,295	9.0%	$43,391	$47,295	9.0%

Lincoln Financial
Retirement Plan Services – Account Balance Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24	6/30/25	Change
General Account
Balance as of beginning-of-period	$23,586	$23,598	$23,727	$23,619	$23,479	-0.5%	$23,784	$23,619	-0.7%
Gross deposits	846	944	826	811	1,109	31.1%	1,636	1,921	17.4%
Withdrawals	(1,072)	(1,095)	(1,125)	(1,330)	(1,103)	-2.9%	(2,275)	(2,433)	-6.9%
Net flows	(226)	(151)	(299)	(519)	6	102.7%	(639)	(512)	19.9%
Transfers between fixed and variable accounts	69	110	22	211	44	-36.2%	120	254	111.7%
Policyholder assessments	(3)	(4)	(4)	(4)	(4)	-33.3%	(7)	(8)	-14.3%
Reinvested interest credited	172	174	173	172	175	1.7%	340	347	2.1%
Balance as of end-of-period	$23,598	$23,727	$23,619	$23,479	$23,700	0.4%	$23,598	$23,700	0.4%

Separate Account and Mutual Funds
Balance as of beginning-of-period	$83,226	$84,274	$90,069	$88,962	$85,754	3.0%	$77,201	$88,962	15.2%
Gross deposits	2,436	3,236	2,647	3,304	2,485	2.0%	5,449	5,788	6.2%
Withdrawals	(2,407)	(2,434)	(3,080)	(4,969)	(3,076)	-27.8%	(4,616)	(8,044)	-74.3%
Net flows	29	802	(433)	(1,665)	(591)	NM	833	(2,256)	NM
Transfers between fixed and variable accounts	(69)	(106)	(19)	(200)	(54)	21.7%	(104)	(253)	NM
Policyholder assessments	(66)	(70)	(72)	(69)	(69)	-4.5%	(130)	(138)	-6.2%
Change in market value and reinvestment	1,154	5,169	(583)	(1,274)	7,643	NM	6,474	6,368	-1.6%
Balance as of end-of-period	$84,274	$90,069	$88,962	$85,754	$92,683	10.0%	$84,274	$92,683	10.0%

Total
Balance as of beginning-of-period	$106,812	$107,872	$113,796	$112,581	$109,233	2.3%	$100,985	$112,581	11.5%
Gross deposits	3,282	4,180	3,473	4,115	3,594	9.5%	7,085	7,709	8.8%
Withdrawals	(3,479)	(3,529)	(4,205)	(6,299)	(4,179)	-20.1%	(6,891)	(10,477)	-52.0%
Net flows	(197)	651	(732)	(2,184)	(585)	NM	194	(2,768)	NM
Transfers between fixed and variable accounts	—	4	3	11	(10)	NM	16	1	-93.8%
Policyholder assessments	(69)	(74)	(76)	(73)	(73)	-5.8%	(137)	(146)	-6.6%
Change in market value and reinvestment	1,326	5,343	(410)	(1,102)	7,818	NM	6,814	6,715	-1.5%
Balance as of end-of-period	$107,872	$113,796	$112,581	$109,233	$116,383	7.9%	$107,872	$116,383	7.9%

Lincoln Financial
Fixed-Income Asset Class
Unaudited (millions of dollars)

	As of 6/30/24		As of 12/31/24		As of 6/30/25
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld
Investments and Allowance for Credit Losses, at Amortized Cost (1)
Industry corporate bonds:
Financial services	$12,552	14.4%	$12,728	14.6%	$12,685	14.4%
Basic industry	2,916	3.4%	2,840	3.3%	2,868	3.2%
Capital goods	5,486	6.3%	5,490	6.3%	5,507	6.2%
Communications	2,850	3.3%	2,798	3.2%	2,752	3.1%
Consumer cyclical	5,291	6.1%	5,408	6.2%	5,351	6.0%
Consumer non-cyclical	12,751	14.6%	12,485	14.4%	12,438	14.1%
Energy	2,547	2.9%	2,472	2.8%	2,486	2.8%
Technology	4,135	4.8%	3,882	4.5%	4,042	4.6%
Transportation	3,147	3.6%	3,124	3.6%	3,216	3.6%
Industrial other	2,151	2.4%	2,183	2.5%	2,268	2.6%
Utilities	11,283	13.0%	11,194	12.9%	11,399	12.9%
Government-related entities	1,211	1.4%	1,170	1.3%	1,133	1.3%
Residential mortgage-backed securities ("RMBS")
Agency backed	1,546	1.7%	1,608	1.8%	1,709	1.9%
Non-agency backed	322	0.4%	328	0.4%	383	0.4%
Commercial mortgage-backed securities ("CMBS")	1,629	1.9%	1,724	2.0%	1,987	2.2%
Asset-backed securities ("ABS")
Collateralized loan obligations ("CLOs")	8,354	9.6%	8,189	9.4%	8,161	9.2%
Other ABS	5,021	5.7%	5,864	6.7%	6,542	7.4%
Municipals	2,797	3.2%	2,647	3.0%	2,511	2.8%
United States and foreign government	727	1.0%	711	0.8%	872	1.0%
Hybrid & redeemable preferred securities	226	0.3%	235	0.3%	248	0.3%
Total fixed maturity AFS securities, net of modified coinsurance and funds withheld
investments and allowance for credit losses, at amortized cost	86,942	100.0%	87,080	100.0%	88,558	100.0%

Trading Securities, Net of Modified Coinsurance and Funds Withheld Investments	517		511		506
Equity Securities, Net of Modified Coinsurance and Funds Withheld Investments	252		264		307
Total fixed maturity AFS, trading and equity securities, net of modified coinsurance and funds
withheld investments and allowance for credit losses, at amortized cost	87,711		87,855		89,371
Modified coinsurance and funds withheld investments	12,646		11,992		11,426
Total fixed maturity AFS, trading and equity securities	$100,357		$99,847		$100,797

(1) Net investment income and net gains (losses) related to assets held by us to support certain modified coinsurance and funds withheld agreements are included in periodic payments to or from the reinsurers, resulting in the economic benefits of these assets flowing to the reinsurers. Accordingly, these assets have been excluded from summaries provided on page 24 and page 25 as we have a limited economic interest in the assets.

Lincoln Financial
Fixed-Income Credit Quality
Unaudited (millions of dollars)

	As of 6/30/24		As of 12/31/24		As of 6/30/25
	Amount	%	Amount	%	Amount	%
Fixed Maturity AFS Securities, Net of Modified Coinsurance and Funds Withheld Investments
and Allowance for Credit Losses, at Amortized Cost (1)
NAIC 1 (AAA-A)	$51,419	59.1%	$51,922	59.6%	$53,585	60.4%
NAIC 2 (BBB)	32,686	37.6%	32,198	37.0%	31,935	36.1%
Total investment grade	84,105	96.7%	84,120	96.6%	85,520	96.5%

NAIC 3 (BB)	1,000	1.2%	907	1.1%	934	1.1%
NAIC 4 (B)	1,767	2.0%	1,857	2.1%	1,952	2.2%
NAIC 5 (CCC and lower)	65	0.1%	109	0.1%	78	0.1%
NAIC 6 (in or near default)	5	0.0%	87	0.1%	74	0.1%
Total below investment grade	2,837	3.3%	2,960	3.4%	3,038	3.5%
Total	$86,942	100.0%	$87,080	100.0%	$88,558	100.0%

Commercial Mortgage Loans, Net of Modified Coinsurance and Funds Withheld Investments,
at Amortized Cost (1)(2)
CM1 (AAA-A)	$13,515	78.1%	$13,450	77.2%	$13,329	76.3%
CM2 (BBB)	3,758	21.7%	3,873	22.2%	4,083	23.4%
CM3-7 (BB and lower) (3)	40	0.2%	99	0.6%	61	0.3%
Total	$17,313	100.0%	$17,422	100.0%	$17,473	100.0%

Total Fixed Maturity AFS Securities and Commercial Mortgage Loans, Net of Modified
Coinsurance and Funds Withheld Investments, at Amortized Cost (1)(2)
AAA-A	$64,934	62.2%	$65,372	62.6%	$66,914	63.1%
BBB	36,444	35.0%	36,071	34.5%	36,018	34.0%
BB and lower	2,877	2.8%	3,059	2.9%	3,099	2.9%
Total	$104,255	100.0%	$104,502	100.0%	$106,031	100.0%

(1) Ratings are based upon the designations determined and provided by the National Association of Insurance Commissioners (“NAIC”) or based upon ratings from credit rating agencies to derive the NAIC designation.
(2) CM ratings reflect the risk-based capital risk category for commercial mortgage loans. Letter ratings are assumed NAIC equivalent ratings where NAIC 1 = CM1, NAIC 2 = CM2 and NAIC 3-6 = CM3-7.
(3) Includes mortgage fund limited partnerships classified as CM3 that are included in "Other Investments" on the Consolidated Balance Sheets.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Six Months Ended

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24 (1)	6/30/25	Change
Net Income
Net income (loss) available to common stockholders – diluted	$884	$(562)	$1,675	$(756)	$688	-22.2%	$2,073	$(69)	NM
Less:
Preferred stock dividends declared	(11)	(34)	(11)	(34)	(11)	0.0%	(46)	(46)	0.0%
Adjustment for deferred units of LNC stock
in our deferred compensation plans	—	—	—	—	—	NM	3	—	-100%
Net income (loss)	895	(528)	1,686	(722)	699	-21.9%	2,116	(23)	NM
Less:
Net annuity product features, pre-tax (2)	252	(381)	1,187	(1,092)	405	60.7%	1,702	(687)	NM
Net life insurance product features, pre-tax	4	(125)	46	42	(58)	NM	(128)	(15)	88%
Credit loss-related adjustments, pre-tax	(34)	(88)	(28)	(28)	(25)	26.5%	(36)	(53)	-47%
Investment gains (losses), pre-tax	(230)	(105)	(67)	(103)	(81)	64.8%	(311)	(183)	41%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, pre-tax (3)	201	(446)	587	(90)	14	-93.0%	395	(76)	NM
Gains (losses) on other non-financial assets – sale of
subsidiaries/businesses, pre-tax (4)	584	(2)	—	—	—	-100.0%	584	—	-100%
Other items, pre-tax (5)(6)(7)(8)(9)	(33)	(19)	(32)	(35)	75	NM	(219)	40	118.3%
Income tax benefit (expense) related to the above pre-tax items	(184)	246	(350)	270	(69)	62.5%	(451)	199	144.1%
Total adjustments	560	(920)	1,343	(1,036)	261	-53.4%	1,536	(775)	NM
Adjusted income (loss) from operations	335	392	343	314	438	30.7%	580	752	30%
Add:
Preferred stock dividends declared	(11)	(34)	(11)	(34)	(11)	0.0%	(46)	(46)	0.0%
Adjusted income (loss) from operations available
to common stockholders	$324	$358	$332	$280	$427	31.8%	$534	$706	32%

(1)	The six month period ended June 30, 2024, has been recast to conform to the current period presentation. See page 1 for further information.
(2)	Includes changes in MRBs of $1,895 million, $126 million, $(666) million, $1,282 million, $(1,302) million and $932 million; changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits of $(587) million, $50 million, $188 million, $(212) million, $274 million and $(595) million; and
changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $142 million, $76 million, $97 million,
$117 million, $(64) million and $68 million for the first quarter of 2024, second quarter of 2024, third quarter of 2024, fourth quarter of 2024, first quarter of 2025 and second quarter of 2025, respectively.
(3)	Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter 2023 reinsurance transaction.
(4)	Relates to the sale of our wealth management business, which provided approximately $650 million of statutory capital benefit.
(5)	For the first quarter of 2024, includes certain legal accruals of $(114) million primarily related to the settlement of cost of insurance litigation; for the fourth quarter of 2024, includes certain legal accruals of $(15) million and regulatory accruals of $(12) million related to estimated state guaranty fund assessments net of estimated state premium tax recoveries.
(continued on the next page)

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars)

(continued from the previous page)

(6)	Includes severance expense related to initiatives to realign the workforce of $(49) million, $(7) million, $(16) million, $(2) million, $(6) million and $(2) million in the first quarter of 2024, second quarter of 2024, third quarter of 2024, fourth quarter of 2024, first quarter of 2025 and second quarter of 2025, respectively.
(7)	Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives of $(10) million, $(27) million, $(2) million, $(1)
million and $(20) million in the first quarter of 2024, second quarter of 2024, third quarter of 2024, fourth quarter of 2024 and first quarter of 2025, respectively, primarily related to the sale of our wealth management business and $(18) million in the second quarter of 2025 primarily related to the Bain Capital transaction.
(8)	Includes deferred compensation mark-to-market adjustment of $(13) million, $1 million, $(1) million, $(2) million, $(9) million and $1 million in the first quarter of 2024, second quarter of 2024, third quarter of 2024, fourth quarter of 2024, first quarter of 2025 and second quarter of 2025, respectively.
(9)	Includes gains (losses) on early extinguishment of debt of $94 million in the second quarter of 2025.

	For the Three Months Ended						For the Six Months Ended

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24	6/30/25	Change
Revenues
Total revenues	$5,153	$4,111	$5,063	$4,691	$4,044	-21.5%	$9,269	$8,735	-5.8%
Less:
Revenue adjustments from annuity
and life insurance product features	105	149	(57)	227	(590)	NM	(474)	(364)	23.2%
Credit loss-related adjustments	(34)	(88)	(28)	(28)	(25)	26.5%	(36)	(53)	-47.2%
Investment gains (losses)	(230)	(105)	(67)	(103)	(81)	64.8%	(311)	(183)	41.2%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans (1)	201	(446)	587	(90)	14	-93.0%	395	(76)	NM
Gains (losses) on other non-financial assets – sale of
subsidiaries/businesses (2)	584	(2)	—	—	—	-100.0%	584	—	-100.0%
Adjusted operating revenues	$4,527	$4,603	$4,628	$4,685	$4,726	4.4%	$9,111	$9,411	3.3%

(1) Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter 2023 reinsurance transaction.
(2) Relates to the sale of our wealth management business, which provided approximately $650 million of statutory capital benefit.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited

	For the Three Months Ended						For the Six Months Ended

Earnings (Loss) Per Common Share – Diluted	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24 (1)	6/30/25	Change
Net income (loss)	$5.11	$(3.29)	$9.63	$(4.41)	$3.80	-25.6%	$12.03	$(0.39)	NM
Less:
Net annuity product features, pre-tax (2)	1.46	(2.23)	6.83	(6.36)	2.24	53.4%	9.89	(3.94)	NM
Net life insurance product features, pre-tax	0.02	(0.73)	0.27	0.25	(0.32)	NM	(0.75)	(0.08)	89.3%
Credit loss-related adjustments, pre-tax	(0.20)	(0.53)	(0.16)	(0.17)	(0.14)	30.0%	(0.21)	(0.31)	-47.6%
Investment gains (losses), pre-tax	(1.33)	(0.61)	(0.38)	(0.60)	(0.45)	66.2%	(1.80)	(1.05)	41.7%
Changes in the fair value of reinsurance-related
embedded derivatives, trading securities and certain
mortgage loans, pre-tax	1.16	(2.61)	3.37	(0.53)	0.08	-93.1%	2.29	(0.43)	NM
Gains (losses) on other non-financial assets – sale of
subsidiaries/businesses, pre-tax	3.38	(0.01)	—	—	—	-100.0%	3.39	—	-100.0%
Other items, pre-tax (3)(4)(5)(6)(7)	(0.19)	(0.11)	(0.19)	(0.20)	0.42	NM	(1.27)	0.23	118.1%
Income tax benefit (expense) related
to the above pre-tax items	(1.06)	1.44	(2.02)	1.57	(0.39)	63.2%	(2.61)	1.14	143.7%
Adjustment attributable to using different average
diluted shares for adjusted income (loss) from
operations as compared to net income (loss) (8)	—	0.04	—	0.03	—	NM	—	0.08	NM
Adjusted income (loss) from operations	$1.87	$2.06	$1.91	$1.60	$2.36	26.2%	$3.10	$3.97	28.1%

(continued on the next page)

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited

(continued from the previous page)

(1)	The six month period ended June 30, 2024 has been recast to conform to the current period presentation. See page 1 for further information.
(2)	Includes changes in MRBs of $0.73, $(3.90), $7.38, $(7.59), $5.15, $11.74 and $(2.12); changes in the fair value of the related hedge instruments inclusive of income allocated to support the cost of hedging or future benefits of $0.29, $1.10, $(1.22), $1.60, $(3.29), $(3.11) and $(1.84); changes in the fair value of the embedded derivative liabilities and the associated index options for our indexed annuity products of $0.44, $0.57, $0.67, $(0.37), $0.38, $1.26 and $0.02 for the second quarter of 2024, third quarter of 2024, fourth quarter of 2024, first quarter of 2025, second quarter of 2025, six months ended 2024 and six months ended 2025, respectively.
(3)	For the fourth quarter of 2024, includes certain legal accruals of $(0.09) and regulatory accruals of $(0.07) related to estimated state guaranty fund assessments net of estimated state premium tax recoveries. For the six months ended 2024, includes certain legal accrual of $(0.65) primarily related to the settlement of cost of insurance litigation.
(4)	Includes severance expense related to initiatives to realign the workforce of $(0.04), $(0.09), $(0.01), $(0.03), $(0.01), $(0.33) and $(0.05) in the second quarter of 2024, third quarter of 2024, fourth quarter of 2024, first quarter of 2025, second quarter of 2025, six months ended 2024 and six months ended 2025, respectively.
(5)	Includes transaction, integration and other costs related to mergers, acquisitions, divestitures and certain other corporate initiatives of $(0.15), $(0.01), $(0.01) and $(0.12)
in the second quarter of 2024, third quarter of 2024, fourth quarter of 2024 and first quarter of 2025, respectively, primarily related to the sale of our wealth management business; $(0.10) in the second quarter of 2025 primarily related to the Bain Capital transaction; $(0.22) in the six months ended 2024 primarily related to the sale of our wealth management business; $(0.22) in the six months ended 2025 primarily related to the Bain Capital transaction and the sale of our wealth management business.
(6)	Includes deferred compensation mark-to-market adjustment of $(0.01), $(0.01), $(0.05), $0.01, $(0.07) and $(0.04) in the third quarter of 2024, fourth quarter of 2024, first quarter of 2025, second quarter of 2025, six months ended 2024 and six months ended 2025, respectively.
(7)	Includes gains (losses) on early extinguishment of debt of $0.52 and $0.54 in the second quarter of 2025 and six months ended 2025, respectively.
(8)	In periods where net loss or adjusted loss from operations is presented, basic shares are used in the diluted EPS and adjusted diluted EPS calculations, as the use of diluted shares would result in a lower loss per share. Due to reporting adjusted income (loss) from operations per common share on a different share basis than net income (loss)
per common share, we have included an adjustment to reconcile the two metrics.

Lincoln Financial
Select GAAP to Non-GAAP Reconciliations
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Six Months Ended

	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Change	6/30/24	6/30/25	Change
Stockholders’ Equity, End-of-Period
Stockholders’ equity	$7,949	$9,013	$8,269	$8,193	$9,548	20.1%	$7,949	$9,548	20.1%
Less:
Preferred stock	986	986	986	986	986	0.0%	986	986	0.0%
AOCI	(4,369)	(2,682)	(5,036)	(4,306)	(4,392)	-0.5%	(4,369)	(4,392)	-0.5%
Stockholders’ equity, excluding AOCI and preferred stock	11,332	10,709	12,319	11,513	12,954	14.3%	11,332	12,954	14.3%
Changes in MRBs	2,673	2,147	3,165	2,133	2,869	7.3%	2,673	2,869	7.3%
GLB and GDB hedge instruments gains (losses)	(2,770)	(2,763)	(3,062)	(2,993)	(3,602)	-30.0%	(2,770)	(3,602)	-30.0%
Reinsurance-related embedded derivatives and portfolio gains (losses)	(269)	(642)	(151)	(196)	(186)	30.9%	(269)	(186)	30.9%
Adjusted stockholders’ equity	$11,698	$11,967	$12,367	$12,569	$13,873	18.6%	$11,698	$13,873	18.6%

Stockholders’ Equity, Average
Stockholders’ equity	$7,747	$8,481	$8,641	$8,231	$8,871	14.5%	$7,483	$8,551	14.3%
Less:
Preferred stock	986	986	986	986	986	0.0%	986	986	0.0%
AOCI	(4,160)	(3,526)	(3,860)	(4,671)	(4,349)	-4.5%	(3,937)	(4,510)	-14.6%
Stockholders’ equity, excluding AOCI and preferred stock	10,921	11,021	11,515	11,916	12,234	12.0%	10,434	12,075	15.7%
Changes in MRBs	2,624	2,410	2,656	2,649	2,501	-4.7%	2,227	2,575	15.6%
GLB and GDB hedge instruments gains (losses)	(2,723)	(2,767)	(2,913)	(3,027)	(3,297)	-21.1%	(2,551)	(3,162)	-24.0%
Reinsurance-related embedded derivatives and portfolio gains (losses)	(372)	(455)	(396)	(173)	(191)	48.7%	(465)	(182)	60.9%
Adjusted average stockholders' equity	$11,392	$11,833	$12,168	$12,467	$13,221	16.1%	$11,223	$12,844	14.4%

Book Value Per Common Share
Book value per share	$40.78	$46.97	$42.60	$41.96	$44.91	10.1%	$40.78	$44.91	10.1%
Less:
AOCI	(25.59)	(15.70)	(29.46)	(25.08)	(23.04)	10.0%	(25.59)	(23.04)	10.0%
Book value per share, excluding AOCI	66.37	62.67	72.06	67.04	67.95	2.4%	66.37	67.95	2.4%
Less:
Changes in MRBs	15.66	12.56	18.51	12.42	15.05	-3.9%	15.66	15.05	-3.9%
GLB and GDB hedge instruments gains (losses)	(16.22)	(16.17)	(17.91)	(17.43)	(18.89)	-16.5%	(16.22)	(18.89)	-16.5%
Reinsurance-related embedded derivatives and portfolio gains (losses)	(1.58)	(3.76)	(0.88)	(1.14)	(0.98)	38.0%	(1.58)	(0.98)	38.0%
Adjusted book value per share	$68.51	$70.04	$72.34	$73.19	$72.77	6.2%	$68.51	$72.77	6.2%